UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 9, 2015

IMMUNE DESIGN CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36561	26-2007174
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Eastlake Ave. E., Suite 310 Seattle, Washington		98102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 682-0645

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

TheraVectys SA v. Immune Design Corp.

In mid January 2015, the Chancery Court of the State of Delaware conducted a hearing on a motion for a preliminary injunction requested by Theravectys SA (“TVS”) to enjoin Immune Design Corp. (the “Company”) from using or manufacturing any lentiviral vectors or using or disclosing any data generated from lentiviral vectors for a period of three years, other than to complete the Company’s ongoing LV305 clinical trial. In an order dated March 9, 2015, the Chancery Court denied TVS’ motion for a preliminary injunction in its entirety.

The court has not yet made any final determination on the merits of the lawsuit, which will be determined at a full trial which the Company expects will occur prior to the end of the third quarter of 2015. The Company intends to continue to vigorously defend this lawsuit. However, the Company cannot predict the timing or outcome of a trial. In addition, continued litigation may result in substantial diversion of management resources and attention. Furthermore, litigation is expensive and regardless of the outcome, continued legal expenses may have a material adverse effect on the Company’s results of operations and financial position. An adverse outcome could result in the payment of damages by the Company to TVS, which could have a material adverse effect on the Company’s financial position and results of operations. The Company cannot guarantee that after a trial on the merits the Court would not enter equitable relief delaying the Company from using the Company’s lentiviral vector technology, nor can the Company predict the scope or timing of such relief.

Cautionary Note on Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements, including the Company’s expectations as to the timing of a trial, are based on the Company’s expectations and assumptions as of the date of this report. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Factors that may cause the Company’s actual results to differ from those expressed or implied in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission (the “Commission”), including the “Risk Factors” sections contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 and any subsequent filings with the Commission. Except as required by law, Immune Design assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNE DESIGN CORP.

By:	/s/ Carlos Paya, M.D., Ph.D.
Carlos Paya, M.D., Ph.D.
President and Chief Executive Officer

Dated: March 10, 2015